                                                                     EXHIBIT 4.1


         NUMBER              [Logo of Innoveda, Inc.]               SHARES
         [INOV    ]                                                 [      ]

                                 INNOVEDA, INC.

         THIS CERTIFICATE  IS TRANSFERABLE              CUSIP    45769F 10 2
         IN BOSTON, MA OR NEW YORK, NY

                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE

                                                        SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS
                                                        AND A STATEMENT
                                                        OF RIGHTS AND
                                                        RESTRICTIONS ON
                                                        SHARES

THIS CERTIFIES THAT



IS THE OWNER OF

      FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

INNOVEDA, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED OR ASSIGNED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND HELD SUBJECT TO THE LAWS OF THE STATE OF DELAWARE AND TO THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND THE BY-LAWS OF THE CORPORATION, ALL AS FROM TIME TO TIME AMENDED, TO WHICH THE HOLDER HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
       IN WITNESS WHEREOF, INNOVEDA, INC. HAS CAUSED ITS FACSIMILE CORPORATE SEAL AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS TO BE HEREUNTO AFFIXED.

DATED:

                            [SEAL OF Innoveda, Inc.]

/s/  Kevin P. O'Brien                                   /s/ William J. Herman

TREASURER                                               PRESIDENT

COUNTERSIGNED AND REGISTERED:
         FLEET NATIONAL BANK

                                                              TRANSFER AGENT
                                                              AND REGISTRAR

BY

         AUTHORIZED SIGNATURE

                                 INNOVEDA, INC.

The Corporation is authorized to issue more than one class or series of stock. The Corporation will furnish without charge to each stockholder upon written request a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common         UNIF GIFT MIN ACT-____Custodian_____
TEN ENT  - as tenants by the entireties                     (Cust)       (Minor)
JT TEN   - as joint tenants with right                      under Uniform Gifts
           of survivorship                                  to Minors
           and not as tenants in common                     Act_________________
  COM PROP - as community property                                (State)

                                        UNIF TRF MIN ACT-_______
                                                       Custodian (until age ___)
                                                 _______ under Uniform Transfers
                                                 (Minor)
                                               to Minors Act ___________________
                                                                 (State)

             Additional abbreviations may also be used though not in
                                 the above list.

FOR VALUE RECEIVED ________________________ HEREBY SELL, ASSIGN AND TRANSFER
UNTO

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

[                                         ]
------------------------------------------- ---------------------------------

--------------------------------------------------------------------------------
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------- SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                  ----------------------------------------------

--------------------------------------------------------------------- ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED: _____________________

                                        X_______________________________________

                                        X_______________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranted:

-----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.